MERIDIAN FUND, INC.®

Meridian Equity Income Fund (the “Fund”)

Supplement dated August 31, 2018

to the Fund’s Summary Prospectus, Prospectus,

and Statement of Additional Information,

each dated October 31, 2017 (as amended)

Effective as of November 1, 2018, the name, investment objective, and principal investment strategy will be revised as follows:

	Current	Effective November 1, 2018
Fund Name	Meridian Equity Income Fund	Meridian Enhanced Equity Fund

Investment Objective	The Fund seeks long-term growth of capital along with income as a component of total return.	The Fund seeks long-term growth of capital.

Principal Investment Strategy (first sentence)	The Fund seeks to maximize total return by investing primarily in a diversified portfolio of dividend-paying equity securities of U.S. companies that have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future.	The Fund seeks to maximize total return by investing primarily in a diversified portfolio of equity securities of large capitalization U.S. companies that have the potential for capital appreciation.

Principal Investment Strategy (last sentence)	The Fund generally sells investments when the Investment Adviser concludes that the long-term growth or dividend prospects of the company have deteriorated, or the issuer’s circumstances or the political or economic outlook relative to the security have changed, and better investment opportunities exist in other securities.	The Fund generally sells investments when the Investment Adviser concludes that the long-term growth prospects of the company have deteriorated, or the issuer’s circumstances or the political or economic outlook relative to the security have changed, and better investment opportunities exist in other securities.

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Effective as of March 1, 2014, Legacy Class shares of the Fund were no longer available to the public, except under certain limited circumstances including, but not limited to, the following:

•

Direct purchases by certain institutional accounts, such as endowments, foundations, corporate plans and public plan investors, which are (i) in the amount of $2,000,000 or greater, and (ii) not subject to any platform, sub-accounting, administrative or networking fees;

•

Purchases by shareholders having an investment in the Fund as of the date above and who have continuously maintained an investment in the Fund as of the date of the proposed purchase of Legacy Class shares; or

•	Purchases by employees and officers of the Investment Adviser and Meridian, as well as Directors of the Fund.

In addition, effective as of November 1, 2018, the following limited circumstance:

•	All direct purchases

The Board of Directors reserves the right to modify the terms under which Legacy Class shares of the Fund are made available at any time subject to such considerations as it deems appropriate.

Please visit our website at www.meridianfund.com to access a copy of a direct application.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE